Exhibit 10.3

EQUITY INVESTMENT AGREEMENT

This Equity Investment Agreement (the “Agreement”) is entered into and made effective as of February 2, 2026 by and between Equicap Holdings Limited, a British Virgin Islands corporation (the “Investor”), and Megabyte Solutions Limited, a [########] company (the “Company”) (each a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, the Company is engaged in business of [########], and desires to raise capital for its business expansion and operations; and

WHEREAS, the Investor is willing to invest in the Company a sum of USD3,000,000 (Three Million US Dollars) (the “Investment Amount”) in exchange for the Company’s equity interests (the “Investment”); and

WHEREAS, the Parties have agreed that the total valuation of the Company after the completion of the Investment shall be USD 21,000,000 (Twenty-one Million US Dollars).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. INVESTMENT AMOUNT AND EQUITY INTEREST

1.1 Investment Amount. The Investor shall invest a sum of USD3,000,000 (Three Million US Dollars) in the Company.

1.2 Equity Interest. In consideration of the Investment Amount, the Company shall issue and allot to the Investor 14.28% of the total issued and outstanding shares of the Company on a fully diluted basis immediately after the completion of the Investment (the “Closing”).

2. PURCHASE AND SALE OF SHARES

2.1 Payment. [########].

2.2 Issuance of Shares. [########].

3. REPRESENTATIONS AND WARRANTIES

3.1 Company’s Representations and Warranties. The Company represents and warrants to the Investor that:

●	[########].

●	It has the corporate power and authority to enter into and perform this Agreement and to issue the Investment Shares.

●	The issuance and sale of the Investment Shares have been duly authorized by all necessary corporate action.

●	The Investment Shares, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid, and non-assessable.

●	The execution, delivery, and performance of this Agreement do not and will not conflict with or result in a breach of any provision of the Company’s articles of association or bylaws, or any agreement or instrument to which the Company is a party or by which it is bound.

3.2 Investor’s Representations and Warranties. The Investor represents and warrants to the Company that:

●	It has the legal power and authority to enter into and perform this Agreement.

●	The Investment Amount is being invested for its own account and not with a view to or for sale in connection with any distribution thereof.

4. [########]

5. [########]

6. MISCELLANEOUS

6.1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, relating to the same.

6.2 Amendments and Waivers. No amendment, modification, or waiver of any provision of this Agreement shall be effective unless in writing and signed by both Parties.

6.3 Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall in no way in any way be affected or impaired.

6.4 Assignability. Neither Party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other Party.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Investor:	EQUICAP HOLDINGS LIMITED

Signed by:
Name:	Ding Wei
Title:	Director

Company:	MEGABYTE SOLUTIONS LIMITED

Signed by:
Name:	[########]
Title:	[########]